UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

ADTALEM GLOBAL EDUCATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(312) (651-1400)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 13, 2024, the Board of Directors (the “Board”) of Adtalem Global Education Inc. (“Adtalem” or “the Company”) unanimously elected Stephen W. Beard, Adtalem’s President and Chief Executive Officer, as Chairman of the Board effective immediately. Mr. Beard has served as a director and President and CEO of Adtalem since 2021 and succeeds Michael W. Malafronte as Chairman of the Board. Mr. Malafronte will continue to serve on the Board as Lead Independent Director, Chair of the Compensation Committee, and a member of the Academic Quality Committee. A copy of the Company’s press release announcing the Board changes is furnished as Exhibit 99.1 hereto.

Item 5.07Submission Matters to a Vote of Security Holders.

On November 13, 2024, Adtalem held its Annual Meeting of Shareholders. The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Adtalem’s Annual Meeting of Shareholders.

1.	Election of Directors: Our shareholders elected the following ten directors to serve until the 2025 Annual Meeting of Shareholders or until his or her successor has been duly elected or qualified.

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Stephen W. Beard	33,253,740	66,330	12,691	1,694,047
William W. Burke	33,014,155	305,913	12,693	1,694,047
Donna J. Hrinak	33,184,381	136,028	12,352	1,694,047
Georgette Kiser	33,185,702	134,643	12,416	1,694,047
Liam Krehbiel	33,191,070	129,015	12,676	1,694,047
Michael W. Malafronte	32,928,573	391,427	12,761	1,694,047
Sharon L. O’Keefe	33,049,231	271,170	12,360	1,694,047
Kenneth J. Phelan	33,210,053	109,880	12,828	1,694,047
Betty Vandenbosch	33,238,463	81,938	12,360	1,694,047
Lisa W. Wardell	33,128,961	191,340	12,460	1,694,047

2.	Ratification of the selection of PricewaterhouseCoopers LLP as Adtalem’s independent registered public account firm for 2025. Our shareholders approved this proposal.

FOR	AGAINST	ABSTAIN
33,848,340	629,766	548,702

3.	An advisory vote on the compensation of Adtalem’s named executive officers. Our shareholders approved this proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,744,452	847,326	740,983	1,694,047

Item 9.01Financial Statements and Exhibits.

99.1	Press release of Adtalem Global Education Inc. dated November 19, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Douglas G. Beck
Douglas G. Beck
Senior Vice President, General Counsel and Corporate Secretary and Institutional Support Services

Date: November 19, 2024